VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	WRL Series Annuity Account B

File No. 811-7754, CIK 0000906320

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), WRL Series Annuity Account B, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the Janus Aspen Series. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on 2/28/2011, Janus Aspen Series filed its annual report with the Commission via Edgar (CIK: 0000906185). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Western Reserve Life Assurance Co. of Ohio